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                                                                   EXHIBIT 10.34

                                                                  EXECUTION COPY



                         TERMINATION AGREEMENT dated as of May 27, 1997, among
                    DLJ MERCHANT BANKING PARTNERS, L.P., DLJ INTERNATIONAL PARTNERS, C.V., DLJ OFFSHORE PARTNERS, C.V., DLJ MERCHANT BANKING FUNDING, INC., DLJ FIRST ESC L.L.C. UBS CAPITAL LLC (each of the foregoing entities is a "Terminating Shareholder" and collectively, the "Terminating Shareholders"), SDW HOLDINGS CORPORATION ("Holdings"), SAPPI LIMITED ("SL"), SAPPI DEUTSCHLAND GmbH ("Sappi") and S.D. WARREN COMPANY ("Warren").

     WHEREAS, the parties hereto have previously executed the Second Amendment and Restatement dated as of July 6, 1995 of the Shareholders Agreement dated as of December 20, 1994 (the "Shareholders Agreement"); and

     WHEREAS, certain parties hereto (other than Sappi and Warren) have executed the Stock Purchase Agreement dated as of November 27, 1996 (the "Stock Purchase Agreement") pursuant to which the Terminating Shareholders agreed to the termination of the Shareholders Agreement except for such provisions as SL may designate that survive;

     NOW THEREFORE, the undersigned parties hereby agree as follows:

     1. The Shareholders Agreement is hereby terminated as of the date first set forth above upon consummation of the Closing (as defined in the Stock Purchase Agreement), except that the following provisions thereof shall remain in full force and effect only as between and among Holdings, SL, Sappi and
Warren:

               (a) the rights of the Sappi Group (such term and each other capitalized term used but not otherwise defined herein term used but not otherwise defined herein shall have the meaning ascribed to it in the Shareholders Agreement) and the obligations of Holdings under Article 5;

               (b) all rights and obligations of the parties under Section 6.4; provided that no Extraordinary Board Approval shall be required for any
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     such action;

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               (c)  the provisions of Article 7, except references to the
     Terminating Shareholders, the DLJ Designees, the DLJ Group, and UBSCC Designee and the UBSCC Group and the like shall be of no force and effect and impose no obligations upon or provide any rights to the Terminating Shareholders or impose any limitations on Holdings, SL, Sappi and Warren; and

               (d) the definitions in Section 1.1, to the extent used directly or indirectly in the foregoing provisions which survive termination.

     2. For the avoidance of doubt, it is expressly agreed that (I) any and all transfers of Shares of Holdings by any member of the Sappi Group are free and clear of all rights and obligations under, or liens created by, the Shareholders Agreement and (ii) each Terminating Shareholder is hereby released from all of its obligations, and hereby relinquishes all of its rights, under the Shareholders Agreement, including without limitation with respect to transfers described in clause (I).

     3. Holdings, Warren and Sappi agree with SL to enter into at the request of SL an amendment and restatement of the Shareholders Agreement embodying the provisions of the Shareholders Agreement which survive termination hereunder.

     4. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to applicable principles governing conflicts of laws to the extent that application of the laws of another jurisdiction would be required thereby).

     5. This Agreement may be signed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract; provided, however, that no party shall have any
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rights or obligations under this Agreement until it has been executed by all parties specified on the signature pages. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

                           [Signatures on next page.]

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above by a duly authorized officer, general partner or managing member, as appropriate.


                              SAPPI LIMITED,

                              by
                                      /s/ W.E. Hewitt
                                 --------------------------------
                                 Name:  W.E. Hewitt
                                 Title:  Vice President


                              DLJ MERCHANT BANKING PARTNERS, L.P.,

                              by  DLJ MERCHANT BANKING, INC.,
                                    Managing General Partner;

                              by
                                      /s/ Ivy Dodes
                                 --------------------------------
                                 Name:  Ivy Dodes
                                 Title:  Vice President


                              DLJ INTERNATIONAL PARTNERS, C.V.,

                              by  DLJ MERCHANT BANKING, INC.,
                                    Advisory General Partner

                              by
                                      /s/ Ivy Dodes
                                 --------------------------------
                                 Name:  Ivy Dodes
                                 Title:  Vice President


                              DLJ OFFSHORE PARTNERS, C.V.,

                              by  DLJ MERCHANT BANKING, INC.,
                                    Advisory General Partner

                              by
                                      /s/ Ivy Dodes
                                 --------------------------------
                                 Name:  Ivy Dodes
                                 Title:  Vice President

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                              DLJ MERCHANT BANKING FUNDING, INC.,

                              by
                                      /s/ Ivy Dodes
                                 --------------------------------
                                 Name:  Ivy Dodes
                                 Title:  Vice President


                              DLJ FIRST ESC L.L.C.,

                              by  DLJ LBO PLANS MANAGEMENT   CORPORATION,

                              by
                                      /s/ Ivy Dodes
                                 --------------------------------
                                 Name:  Ivy Dodes
                                 Title:  Vice President


                              UBS CAPITAL LLC,

                              by
                                      /s/ Unreadable
                                 --------------------------------
                                 Name:
                                 Title:

                              by
                                      /s/ Marc A. Unger
                                 --------------------------------
                                 Name:  Marc A. Unger
                                 Title:  Chief Financial Officer


                              SDW HOLDINGS CORPORATION,

                              by
                                      /s/ W.E. Hewitt
                                 --------------------------------
                                 Name:  W.E. Hewitt
                                 Title:  Vice President


                              SAPPI DEUTSCHLAND GmbH,

                              by
                                      /s/ Eugene van As
                                 --------------------------------
                                 Name:  Eugene van As
                                 Title:  Director

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                              S.D. WARREN COMPANY,

                              by
                                      /s/ Jennifer L. Miller
                                 --------------------------------
                                 Name:  Jennifer L. Miller
                                 Title:  Vice President and General Counsel

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